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                                                                   Exhibit 10.18

                              TERMINATION AGREEMENT

      This Termination Agreement ("Agreement") is entered into as of November 29, 2004 by and among American Reprographics Company, L.L.C., a California limited liability company ("Company"), American Reprographics Holdings, L.L.C., a California limited liability company ("Holdings") and CHS Management IV, L.P., a Delaware limited partnership ("CHS").

                                    RECITALS

      A. On April 10, 2000, Company and CHS entered into an agreement that set forth the terms pursuant to which CHS would provide certain management services for Company and its subsidiaries and affiliates, including, without limitation, consultation regarding the business and operations of Company, locating investment opportunities for Company and other management services reasonably requested by Company ("Management Agreement").

      B. American Reprographics Company, a Delaware corporation, is a newly formed corporation ("Newco"). In connection with the underwritten public offering of Newco's common stock (the "IPO"), each holder of Holdings' common units prior to the IPO shall exchange their outstanding Holdings common units for an equal number of shares of Newco's common stock.

      C. Company, Holdings and CHS desire to terminate the Management Agreement and any and all other agreements between CHS and Company or Holdings pursuant to which CHS has contracted to provide management services or financial advisory services to Company or Holdings on the terms set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. Termination of Management Agreement. The Management Agreement and any and all other agreements between CHS and Company or Holdings pursuant to which CHS has contracted to provide management services or financial advisory services to Company or Holdings are hereby terminated effective upon the closing date of the IPO ("Closing Date"). Beginning on the Closing Date, each of CHS, Company and Holdings shall have no further rights or obligations under the Management Agreement or under any and all other agreements between CHS and Company or Holdings pursuant to which CHS has contracted to provide management services or financial advisory services to Company or Holdings; provided however, that: (i) the fees payable by Company to CHS under the Management Agreement (the "Management Fee") shall be prorated through the Closing Date; (ii) Company's obligation under the Management Agreement to pay to CHS the Management Fee for the period prior to the Closing Date shall survive such termination; and (iii) Company's obligation under the Management Agreement to reimburse CHS for expenses incurred by CHS for the period prior to the Closing Date shall survive such termination.


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2. Entire Agreement; Amendment. This Termination Agreement constitutes the entire agreement between Company and CHS pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations and undertakings of the parties. No supplement, modification or amendment of this Termination Agreement shall be binding unless executed in writing by all the parties.

3. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to its conflict of law rules and principles.

4. Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute the same agreement.

5. Deadline. Notwithstanding anything to the contrary herein, if the Closing Date does not occur before April 1, 2005, then this Agreement shall automatically terminate (and shall be null and void) in its entirety.

      IN WITNESS WHEREOF, the parties execute this Agreement as of the date first above written.

                                    AMERICAN REPROGRAPHICS COMPANY, L.L.C.
                                    a California limited liability company

                                    By:  /s/ Mark Legg
                                         ---------------------------------------
                                    Printed Name:   Mark Legg
                                                --------------------------------
                                    Title:     CFO
                                          --------------------------------------

                                    AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.
                                    a California limited liability company

                                   By:  /s/ Mark Legg
                                         ---------------------------------------
                                    Printed Name:   Mark Legg
                                                --------------------------------
                                    Title:     CFO
                                          --------------------------------------

                                    CHS MANAGEMENT IV, L.P.
                                    a Delaware limited partnership

                                    By:  Code Hennessy & Simmons, L.L.C.


                                    By:   /s/ Thomas Formolo
                                         ---------------------------------------
                                    Printed Name:  Thomas Formolo
                                                 -------------------------------
                                    Title:     Partner
                                          --------------------------------------




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